Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents
Accounting policy

Cash equivalents are held for the purpose of meeting short-term cash commitments rather than for investment or other reasons. They are easily converted into known amounts of cash and are subject to an insignificant risk of changes in value. Cash and cash equivalents consist of liquid assets that are available immediately and term deposits.

Cash equivalents are measured at amortized cost.

Detail of cash and cash equivalents

Cash and cash equivalent break down as follows:

(in thousands of euros)	As of December 31, 2021	As of December 31, 2020
Cash and bank accounts	83,921	119,151
Net cash and cash equivalents	83,921	119,151
As of December 31, 2021, cash and bank accounts decreased by €35,230 thousand as compared with December 31, 2020 mainly due to:
•the non-refundable upfront payment from LianBio in June 2021 of €16.5 million ($20.0 million);
•the payments made to PharmaEngine for a total of €5.4 million in 2021 pursuant to the PharmaEngine Termination Agreement;
•the debt reimbursement related to the EIB loan for €3.0 million and to the Bpifrance loan for €0.5 million; and
•other cash flows used in operating activities.